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                                                                    Exhibit 23.3




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this Registration Statement on Form S-1 of our report dated May 22, 1998, on our audit of the consolidated balance sheet of LIN Holdings Corp. as of December 31, 1997. We also consent to the reference to our firm under the caption "Experts".



                                          /s/ PRICEWATERHOUSECOOPERS LLP



Dallas, Texas
August 5, 1998